[OBJECT OMITTED]
                           THE WALL STREET FUND, INC.

                       SUPPLEMENT DATED FEBRUARY 18, 2000,
                         TO PROSPECTUS DATED MAY 1, 1999


"Waivers for Certain Investors" of the Fund as listed on page 7 of the Prospectus is revised to add the following bullet point:

        -- purchases of shares by fee paid registered investment advisers purchasing on behalf of their clients